SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3200 Walnut Street, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

 On October 1, 2009, Array BioPharma Inc. issued a press release announcing clinical results on a diabetes drug at a European diabetes meeting.  The full text of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

 99.1                           Press release dated October 1, 2009 entitled "ARRAY BIOPHARMA TO PRESENT CLINICAL RESULTS ON DIABETES DRUG AT EUROPEAN DIABETES MEETING."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.

Date:	October 1, 2009	By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer
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EXHIBIT INDEX

Exhibit No.

99.1	Press release dated October 1, 2009 entitled "ARRAY BIOPHARMA TO PRESENT CLINICAL RESULTS ON DIABETES DRUG AT EUROPEAN DIABETES MEETING."

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